Prospectus Supplement	September 20, 2006

PUTNAM VT RESEARCH FUND Prospectuses dated April 30, 2006

The section “Who manages the fund?” is supplemented to reflect that Putnam Management has retained Putnam Investments Limited (“PIL”) to manage a separate portion of the assets of Putnam VT Research Fund. Subject to the supervision of Putnam Management, PIL, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of the fund that it manages. Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL equal to an annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57–59 St. James’s Street, London, England, SW1A 1LD.

HV-5847

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